UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): November 18, 2021
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TransUnion

(Exact name of registrant as specified in its charter)
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Delaware	001-37470	61-1678417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street,	Chicago,	Illinois	60661
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (312) 985-2000
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Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐    Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐    Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TRU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On November 18, 2021, Chris Cartwright, President and CEO of TransUnion (the “Company”), and Jason Laky, Executive Vice President, Financial Services, will present at the J.P. Morgan Ultimate Services Investor Conference. Mr. Cartwright will provide an updated view about the expected Adjusted Diluted Earnings per Share (“Adjusted EPS”) impact related to three previously announced transactions: (i) the pending acquisition of Neustar, Inc. (“Neustar”); (ii) the pending acquisition of Sontiq, Inc. (“Sontiq”); and (iii) the pending divestiture of the Company’s healthcare business. The Company is updating its views based on greater clarity around the debt financing related to the acquisitions and the depreciation and amortization related to each transaction.
•With respect to the pending Neustar acquisition, the Company previously indicated that the transaction was expected to be accretive to Adjusted EPS beginning in 2023. The Company is providing additional details and believes that the transaction will be approximately neutral to $(0.04) dilutive to 2022 Adjusted EPS.
•With respect to the pending Sontiq acquisition, the Company previously indicated that the transaction was expected to be neutral to Adjusted EPS in 2022. The Company now believes that the transaction will be approximately neutral to $0.02 accretive to 2022 Adjusted EPS.
•With respect to the pending divestiture of the Company’s healthcare business, the Company previously indicated that the transaction was expected to be dilutive to Adjusted EPS in 2022. The Company now believes that the transaction will be approximately $(0.10) to $(0.15) dilutive to 2022 Adjusted EPS. This view of dilution assumes the after-tax proceeds from the divestiture are used to reduce debt.
For additional information, please refer to the Company’s Current Report on Form 8-K dated September 13, 2021 and its two Current Reports on Form 8-K dated October 26, 2021.
This Form 8-K is being furnished solely to satisfy the requirements of Regulation FD.
Non-GAAP Financial Information
This Form 8-K includes the Non-GAAP financial measure of Adjusted EPS as most recently defined in Exhibit 99.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on October 26, 2021. This financial measure should be reviewed in conjunction with the relevant GAAP financial measure and is not presented as an alternative measure of GAAP. Other companies in our industry may define or calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, this non-GAAP financial measure should not be considered in isolation or as a substitute for a performance measure calculated in accordance with GAAP. We are unable to provide a reconciliation between the estimated impact to Adjusted EPS and the GAAP measure of earnings per share without unreasonable efforts due to the unavailability of reliable estimates for certain items included in our update. These items are not within the Company’s control and may vary greatly and could significantly impact our financial results.
Forward-Looking Statements
This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of TransUnion’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. Any statements made in this Form 8-K that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements.
Factors that could cause TransUnion’s actual results to differ materially from those described in the forward-looking statements include: the effects of the COVID-19 pandemic and the timing of the recovery from the COVID-19 pandemic; the possibility that the expected benefits of the proposed TransUnion Healthcare divestiture will not be realized, or will not be realized within the expected time period; failure to obtain governmental approvals of the proposed TransUnion Healthcare divestiture in the expected time period, or at all; the impact of the proposed TransUnion Healthcare divestiture on TransUnion’s businesses and the risk that consummating the proposed TransUnion Healthcare divestiture may be more difficult, time-consuming or costly than expected; the possibility that the proposed TransUnion Healthcare divestiture does not close, including failure to satisfy the closing conditions; failure to realize the synergies and other benefits expected from the proposed acquisitions of Neustar and Sontiq; delays in closing, or the failure to close, the proposed acquisitions; the possibility that the proposed acquisitions, including the integration of Neustar and Sontiq, may be more costly to complete than anticipated; risks related to the distraction of management from ongoing business operations and other opportunities due to the proposed acquisitions and the proposed TransUnion Healthcare divestiture; business disruption related to the proposed acquisitions and the proposed TransUnion Healthcare divestiture; the effects of pending and future legislation and regulatory actions and reforms; macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets and other macroeconomic factors beyond TransUnion’s control; risks related to TransUnion’s indebtedness, including TransUnion’s ability to make timely payments of principal and interest and TransUnion’s ability to satisfy covenants in the agreements governing its indebtedness; and other one-time events and other factors that can be found in TransUnion’s Annual Report on Form 10-K for the year ended December 31, 2020, and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are filed with the Securities and Exchange Commission and are available on TransUnion’s website (www.transunion.com/tru) and on the Securities and Exchange Commission’s website (www.sec.gov). Many of these factors are beyond our control. The forward-looking statements contained in this Form 8-K speak only as of the date of this filing. We undertake no obligation to publicly release the result of any revisions to these forward-looking statements to reflect the impact of events or circumstances that may arise after the date of this Form 8-K.
The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

TRANSUNION

Date: November 18, 2021	By:	/s/ Todd M. Cello
	Name:	Todd M. Cello
	Title:	Executive Vice President, Chief Financial Officer